UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2010

CORNELL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14472	76-0433642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 West Loop South, Suite 1500

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

(713) 623-0790

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                  Results of Operations and Financial Condition.

In this Current Report on Form 8-K and in the exhibit included as part of this Current Report, “Cornell,” “we,” “us,” and “our” refer to Cornell Companies, Inc. and its subsidiaries.

On February 24, 2010, we issued a press release setting forth financial results for the three and 12 months ended December 31, 2009. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by this reference.

The information in this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01                  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated February 24, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNELL COMPANIES, INC.
Dated: February 25, 2010

	By:	/s/ Cathryn L. Porter
Cathryn L. Porter
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 24, 2010